UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 6, 2026

Date of Report (Date of earliest event reported)

ENERGY TRANSFER LP

(Exact name of Registrant as specified in its charter)

Texas	1-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units	ET	New York Stock Exchange
9.250% Series I Fixed Rate Perpetual Preferred Units	ETprI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information included in Item 5.03 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03 to the extent required herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Redomiciliation from Delaware to Texas

On July 6, 2026, Energy Transfer LP (the “Partnership”) changed its state of formation from the State of Delaware to the State of Texas pursuant to a Plan of Conversion. This redomiciliation was approved by the board of directors of the general partner in reliance in part on the recommendation and Special Approval (as defined in the Delaware Partnership Agreement (as defined below)) of the Conflicts Committee (as defined in the Delaware Partnership Agreement).

The redomiciliation was accomplished by filing a Certificate of Conversion with the Delaware Secretary of State and a Certificate of Conversion and a Certificate of Formation with the Texas Secretary of State.

Following the redomiciliation:

•

The affairs of the Partnership ceased to be governed by the Delaware Revised Uniform Limited Partnership Act (the “Delaware Act”) and became subject to the Texas Business Organizations Code (the “TBOC”), and the certificate of limited partnership and Fourth Amended and Restated Agreement of Limited Partnership of the Partnership (the “Delaware Partnership Agreement”) that were in effect immediately prior to the redomiciliation were replaced by the certificate of formation and Agreement of Limited Partnership of the Partnership (the “Texas Partnership Agreement”) approved in connection with the redomiciliation and Plan of Conversion. For clarity, references in this filing to “the Delaware Partnership” mean the Partnership as it existed prior to the time of the redomiciliation; and references to “the Texas Partnership” mean the Partnership at the time of and following the redomiciliation.

•

The Partnership is deemed to be the same entity as it was prior to the redomiciliation, without interruption; all property that the Delaware Partnership had prior to the redomiciliation continues to be vested in the Texas Partnership; all debts, obligations and liabilities of the Delaware Partnership prior to the redomiciliation continue as the debts, obligations and other liabilities of the Texas Partnership after the redomiciliation; and, except as provided by law, all of the rights, privileges, immunities and powers which the Delaware Partnership possessed prior to the redomiciliation continue to be vested in the Texas Partnership without change after the redomiciliation.

•

All unitholders of the Delaware Partnership immediately before the redomiciliation remain unitholders of the Texas Partnership immediately after the redomiciliation, in that each Common Unit of the Delaware Partnership converted into a Common Unit of the Texas Partnership, each Class A Unit of the Delaware Partnership converted into a Class A Unit of the Texas Partnership, each Class B Unit of the Delaware Partnership converted into a Class B Unit of the Texas Partnership, each Series B Preferred Unit of the Delaware Partnership converted into a Series B Preferred Unit of the Texas Partnership, each Series G Preferred Unit of the Delaware Partnership converted into a Series G Preferred Unit of the Texas Partnership, each Series H Preferred Unit of the Delaware Partnership converted into a Series H Preferred Unit of the Texas Partnership, and each Series I Preferred Unit of the Delaware Partnership converted into a Series I Preferred Unit of the Texas Partnership.

•

Each option, warrant or other right to acquire Common Units of the Delaware Partnership that was outstanding immediately prior to the redomiciliation converted to an outstanding option, warrant or other right to acquire Common Units of the Texas Partnership.

•

Each performance unit, restricted unit award or restricted unit relating to the Common Units of the Delaware Partnership that was outstanding immediately prior to the redomiciliation converted to an equivalent performance unit, restricted unit award or restricted unit of the Texas Partnership having the same terms and conditions as were in effect immediately prior to the redomiciliation.

•

Each employee benefit plan, incentive compensation plan or other similar plan of the Delaware Partnership that was in effect immediately prior to the redomiciliation continues to be an employee benefit plan, incentive compensation plan or other similar plan of the Texas Partnership following the redomiciliation.

•

Each director or officer of the general partner who was in office immediately before the redomiciliation continues to hold his or her respective office with the general partner following the redomiciliation of the Partnership. The general partner is redomiciling from Delaware to Texas concurrently with the Partnership and will remain the general partner of the Partnership following the redomiciliation.

The redomiciliation did not result in any change in the Partnership’s CUSIP, trading symbol, federal tax identification number, or any material change in its business, offices, assets, liabilities, obligations or net worth, or employees. The Partnership continues to maintain its principal executive offices at 8111 Westchester Drive, Suite 600, Dallas, Texas 75225.

The rights of the unitholders were governed by the Delaware Partnership Agreement and the Delaware Act prior to the redomiciliation. Following the redomiciliation, the unitholders’ rights are governed by the Texas Partnership Agreement, as in effect upon consummation of the redomiciliation, and the TBOC. The Partnership believes that the rights and obligations of unitholders of the Partnership contained in the Delaware Partnership Agreement immediately prior to the conversion are the same as the rights and obligations of unitholders of the Partnership contained in the Texas Partnership Agreement immediately after the conversion.

Set forth below is a comparison between the rights of a unitholder under the Delaware Partnership Agreement and the Delaware Act, on the one hand, and the rights of a holder of units under the Texas Partnership Agreement and the TBOC, on the other hand. The comparison below is by its nature a summary and does not include descriptions of all of the terms in the Delaware Partnership Agreement or Texas Partnership Agreement or of all statutory provisions in the Delaware Act or the TBOC.

The following summary does not reflect any rules of the New York Stock Exchange (the “NYSE”) or any other national exchange that may apply to the Partnership in connection with the matters discussed. This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the Delaware Act, the TBOC, the Delaware Partnership Agreement and the Texas Partnership Agreement.

Purpose and Term of Existence

Delaware Partnership	Texas Partnership

Engage in any business activity that is approved by the general partner and that lawfully may be conducted by a limited partnership.

Until dissolved pursuant to the terms of the Delaware Partnership Agreement.

Engage in any business activity that is approved by the general partner and that lawfully may be conducted by a limited partnership.

Until dissolved pursuant to the terms of the Texas Partnership Agreement.

Distributions of Available Cash

Delaware Partnership	Texas Partnership
Within 50 days after the end of each quarter, the Partnership will distribute all of its available cash to the partners.	Within 50 days after the end of each quarter, the Partnership will distribute all of its available cash to the partners.

Available cash is defined in the Delaware Partnership Agreement and generally means, with respect to each calendar quarter, all cash and cash equivalents on hand at the end of such quarter, less the amount of cash reserves established by the general partner to:

•

provide for the proper conduct of the business (including reserves for future capital expenditures, for anticipated future credit needs of the business and for refunds of collected rates reasonably likely to be refunded as a result of a settlement or hearing relating to Federal Energy Regulatory Commission (“FERC”) rate proceedings);

•

comply with applicable law, any of the Delaware Partnership’s debt instruments or other agreements;

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provide funds for distributions to the Delaware Partnership’s unitholders for any one or more of the next four quarters; or

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provide funds for distributions to the Delaware Partnership’s unitholders.

Available cash is defined in the Texas Partnership Agreement and generally means, with respect to each calendar quarter, all cash and cash equivalents on hand at the end of such quarter, less the amount of cash reserves established by the general partner to:

•

provide for the proper conduct of the business (including reserves for future capital expenditures, for anticipated future credit needs of the business and for refunds of collected rates reasonably likely to be refunded as a result of a settlement or hearing relating to FERC rate proceedings);

•

comply with applicable law, any of the Texas Partnership’s debt instruments or other agreements;

•

provide funds for distributions to the Texas Partnership’s unitholders for any one or more of the next four quarters; or

•

provide funds for distributions to the Texas Partnership’s unitholders.

Distributions upon Liquidation

Delaware Partnership	Texas Partnership
Proceeds from the liquidation of the Delaware Partnership’s assets will be used to discharge the liabilities of the Delaware Partnership. Any remaining assets will be distributed to partners per their capital account balances, subject to preferred unit liquidation preferences.	Proceeds from the liquidation of the Texas Partnership’s assets will be used to discharge the liabilities of the Texas Partnership. Any remaining assets will be distributed to partners per their capital account balances, subject to preferred unit liquidation preferences.

Merger and Consolidation

Delaware Partnership	Texas Partnership
Merger or consolidation requires the prior consent of the general partner. Once approved by the general partner, unless the merger or consolidation is of a type not requiring limited partner approval, the merger agreement must be submitted to a vote of the limited partners, and the merger agreement will be approved upon receipt of the affirmative vote of the holders of a majority of the outstanding units (unless, in certain circumstances, the affirmative vote of a greater percentage is required). In certain specified circumstances set forth in the Delaware Partnership Agreement, the general partner can convert or merge the Delaware Partnership into another limited liability entity without the approval of the limited partners.	Merger or consolidation requires the prior consent of the general partner. Once approved by the general partner, unless the merger or consolidation is of a type not requiring limited partner approval, the merger agreement must be submitted to a vote of the limited partners, and the merger agreement will be approved upon receipt of the affirmative vote of the holders of a majority of the outstanding units (unless, in certain circumstances, the affirmative vote of a greater percentage is required). In certain specified circumstances set forth in the Texas Partnership Agreement, the general partner can convert or merge the Texas Partnership into another limited liability entity without the approval of the limited partners.

Disposal of Assets

Delaware Partnership	Texas Partnership
Except in limited circumstances specified in the Delaware Partnership Agreement, the general partner may not sell, exchange or otherwise dispose of all or substantially all of the assets of the Delaware Partnership in a single transaction or series of related transactions (including by way of merger, consolidation or other combination) without approval of the holders of a majority of the outstanding units. The general partner is able to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the Delaware Partnership’s assets without approval, and, if such encumbrance is foreclosed or realized upon, sell the Delaware Partnership’s assets in satisfaction of such encumbrance.	Except in limited circumstances specified in the Texas Partnership Agreement, the general partner may not sell, exchange or otherwise dispose of all or substantially all of the assets of the Texas Partnership in a single transaction or series of related transactions (including by way of merger, consolidation or other combination) without approval of the holders of a majority of the outstanding units. The general partner is able to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the Texas Partnership’s assets without approval, and, if such encumbrance is foreclosed or realized upon, sell the Texas Partnership’s assets in satisfaction of such encumbrance.

Rights and Obligations of the Different Classes of Unitholders

Delaware Partnership	Texas Partnership
Holders of Common Units, Class A Units, Class B Units, Series B Preferred Units, Series G Preferred Units, Series H Preferred Units, Series I Preferred Units and General Partner Units have certain voting, economic and other rights and obligations that are specific and particular to such equityholder’s class of equity.	Holders of Common Units, Class A Units, Class B Units, Series B Preferred Units, Series G Preferred Units, Series H Preferred Units, Series I Preferred Units and General Partner Units have certain voting, economic and other rights and obligations that are specific and particular to such equityholder’s class of equity.

Transfer of General Partner Interest

Delaware Partnership	Texas Partnership
The general partner may transfer all or any of its general partner interest at any time without unitholder approval if (i) the transferee assumes the rights and duties of the general partner and is bound by the Delaware Partnership Agreement, (ii) the Delaware Partnership receives an opinion of counsel confirming no loss of limited liability or taxable entity status under Delaware law, and (iii) the transferee agrees to purchase all of the general partner interest in the Delaware Partnership or membership interests of the general partner in each other subsidiary of the Delaware Partnership.	The general partner may transfer all or any of its general partner interest at any time without unitholder approval if (i) the transferee assumes the rights and duties of the general partner and is bound by the Texas Partnership Agreement, (ii) the Texas Partnership receives an opinion of counsel confirming no loss of limited liability or taxable entity status under Texas law, and (iii) the transferee agrees to purchase all of the general partner interest in the Texas Partnership or membership interests of the general partner in each other subsidiary of the Texas Partnership.

Withdrawal of General Partner

Delaware Partnership	Texas Partnership
The general partner may voluntarily withdraw at any time by giving at least 90 days’ advance written notice to unitholders. Upon voluntary withdrawal, the holders of a majority of the outstanding units may elect a successor general partner prior to the effective date of withdrawal.	The general partner may voluntarily withdraw at any time by giving at least 90 days’ advance written notice to unitholders. Upon voluntary withdrawal, the holders of a majority of the outstanding units may elect a successor general partner prior to the effective date of withdrawal.

Removal of General Partner

Delaware Partnership	Texas Partnership
The general partner may be removed if such removal is approved by a vote of at least 66 2/3% of the outstanding units voting as a single class, including units held by the general partner and its affiliates, and the Delaware Partnership receives an opinion of counsel as to limited liability and tax matters.	The general partner may be removed if such removal is approved by a vote of at least 66 2/3% of the outstanding units voting as a single class, including units held by the general partner and its affiliates, and the Texas Partnership receives an opinion of counsel as to limited liability and tax matters.

Limited Call Rights

Delaware Partnership	Texas Partnership

If at any time the general partner and its affiliates own more than 90% of the issued and outstanding limited partner interests of any class, the general partner has the right, assignable to the Delaware Partnership or any of the general partner’s affiliates, to purchase all, but not less than all, of the outstanding units of that class held by non-affiliated persons, as of a record date to be selected by the general partner, on at least 10, but not more than 60, days’ notice. The purchase price in the event of this purchase is the greater of:

•

the highest price paid by the general partner or any of its affiliates for any limited partner interests of the class purchased within the 90 days preceding the date on which the general partner first mails notice of its election to purchase those limited partner interests; and

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the average of the daily closing prices of the partnership securities of such class over the 20 consecutive trading days preceding the date that is three days before the date the notice is mailed.

If at any time the general partner and its affiliates own more than 90% of the issued and outstanding limited partner interests of any class, the general partner has the right, assignable to the Texas Partnership or any of the general partner’s affiliates, to purchase all, but not less than all, of the outstanding units of that class held by non-affiliated persons, as of a record date to be selected by the general partner, on at least 10, but not more than 60, days’ notice. The purchase price in the event of this purchase is the greater of:

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the highest price paid by the general partner or any of its affiliates for any limited partner interests of the class purchased within the 90 days preceding the date on which the general partner first mails notice of its election to purchase those limited partner interests; and

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the average of the daily closing prices of the partnership securities of such class over the 20 consecutive trading days preceding the date that is three days before the date the notice is mailed.

Partnership Agreement Amendment

Delaware Partnership	Texas Partnership

Amendments to the Delaware Partnership Agreement may be proposed only by the general partner. However, the general partner will have no duty or obligation to propose any amendment and may decline to do so free of any fiduciary duty or obligation whatsoever to the Delaware Partnership or the limited partners, including any duty to act in good faith or in the best interests of the Delaware Partnership or the limited partners. In order to adopt a proposed amendment, other than the amendments discussed below, the general partner is required to seek written approval of the holders of the number of the Delaware Partnership’s units required to approve the amendment or to call a meeting of the limited partners to consider and vote upon the proposed amendment. Proposed amendments submitted to the unitholders must be approved by a requisite percentage of unitholders.

The Delaware Partnership’s general partner may generally make amendments to the Delaware Partnership Agreement without the approval of any limited partner to reflect:

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a change in the Delaware Partnership’s name, the location of its principal place of business, its registered agent or its registered office;

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the admission, substitution, withdrawal or removal of partners in accordance with the Delaware Partnership Agreement;

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a change that the general partner determines to be necessary or appropriate to qualify or continue the qualification of the Delaware Partnership as a limited partnership or other entity in which the limited partners have limited liability under the laws of any state or to ensure that neither the Partnership nor any of its subsidiaries will be treated as an association taxable as a corporation or otherwise taxed as an entity for U.S. federal income tax purposes;

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a change that the general partner determines (i) does not adversely affect the limited partners in any material respect, (ii) to be necessary or appropriate to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the Delaware Act) or (B) facilitate the trading of the limited partner interests or comply with any rule, regulation, guideline or requirement of any national securities exchange on which the limited partner interests are or will be listed, (iii) to be necessary or appropriate in connection with action taken by the general partner to effect a combination or split of the Delaware Partnership’s securities or (iv) to be required to effect the intent expressed in the Delaware Partnership’s Registration Statement or the intent of the provisions of the Delaware Partnership Agreement;

•

a change in the Delaware Partnership’s fiscal year or taxable year and related changes;

Amendments to the Texas Partnership Agreement may be proposed only by the general partner. However, the general partner will have no duty or obligation to propose any amendment and may decline to do so free of any fiduciary duty or obligation whatsoever to the Texas Partnership or the limited partners, including any duty to act in good faith or in the best interests of the Texas Partnership or the limited partners. In order to adopt a proposed amendment, other than the amendments discussed below, the general partner is required to seek written approval of the holders of the number of the Texas Partnership’s units required to approve the amendment or to call a meeting of the limited partners to consider and vote upon the proposed amendment. Proposed amendments submitted to the unitholders must be approved by a requisite percentage of unitholders.

The Texas Partnership’s general partner may generally make amendments to the Texas Partnership Agreement without the approval of any limited partner to reflect:

•

a change in the Texas Partnership’s name, the location of its principal place of business, its registered agent or its registered office;

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the admission, substitution, withdrawal or removal of partners in accordance with the Texas Partnership Agreement;

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a change that the general partner determines to be necessary or appropriate to qualify or continue the qualification of the Texas Partnership as a limited partnership or other entity in which the limited partners have limited liability under the laws of any state or to ensure that neither the Partnership nor any of its subsidiaries will be treated as an association taxable as a corporation or otherwise taxed as an entity for U.S. federal income tax purposes;

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a change that the general partner determines (i) does not adversely affect the limited partners in any material respect, (ii) to be necessary or appropriate to (A) satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute (including the TBOC) or (B) facilitate the trading of the limited partner interests or comply with any rule, regulation, guideline or requirement of any national securities exchange on which the limited partner interests are or will be listed, (iii) to be necessary or appropriate in connection with action taken by the general partner to effect a combination or split of the Texas Partnership’s securities or (iv) to be required to effect the intent expressed in the Texas Partnership’s Registration Statement or the intent of the provisions of the Texas Partnership Agreement;

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a change in the Texas Partnership’s fiscal year or taxable year and related changes;

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an amendment that is necessary, in the opinion of the Delaware Partnership’s counsel, to prevent the Delaware Partnership or its general partner or its general partner’s directors, officers, agents or trustees from in any manner being subjected to the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 or “plan asset” regulations adopted under ERISA whether or not substantially similar to plan asset regulations currently applied or proposed;

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an amendment that the Delaware Partnership’s general partner determines to be necessary or appropriate in connection with the authorization or issuance of additional partnership interests;

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any amendment expressly permitted in the Delaware Partnership Agreement to be made by the general partner acting alone;

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an amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the Delaware Partnership Agreement;

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any amendment that the general partner determines to be necessary or appropriate for the formation by the Delaware Partnership of, or its investment in, any corporation, partnership or other entity, as otherwise permitted by the Delaware Partnership Agreement;

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conversions into, mergers with or conveyances to another limited liability entity pursuant to the Delaware Partnership Agreement;

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a change in form of the transfer application or the taxation certificate of the limited partner interests determined by the general partner to be necessary or appropriate; or

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any other amendments substantially similar to any of the matters described above.

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an amendment that is necessary, in the opinion of the Texas Partnership’s counsel, to prevent the Texas Partnership or its general partner or its general partner’s directors, officers, agents or trustees from in any manner being subjected to the provisions of the Investment Company Act of 1940, the Investment Advisers Act of 1940 or “plan asset” regulations adopted under ERISA whether or not substantially similar to plan asset regulations currently applied or proposed;

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an amendment that the Texas Partnership’s general partner determines to be necessary or appropriate in connection with the authorization or issuance of additional partnership interests;

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any amendment expressly permitted in the Texas Partnership Agreement to be made by the general partner acting alone;

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an amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the Texas Partnership Agreement;

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any amendment that the general partner determines to be necessary or appropriate for the formation by the Texas Partnership of, or its investment in, any corporation, partnership or other entity, as otherwise permitted by the Texas Partnership Agreement;

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conversions into, mergers with or conveyances to another limited liability entity pursuant to the Texas Partnership Agreement;

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a change in form of the transfer application or the taxation certificate of the limited partner interests determined by the general partner to be necessary or appropriate; or

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any other amendments substantially similar to any of the matters described above.

Dissolution

Delaware Partnership	Texas Partnership

The Delaware Partnership will dissolve and its affairs will be wound up, if:

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the general partner withdraws and no successor is elected;

•

the general partner elects to dissolve the Delaware Partnership and the election is approved by a majority of unitholders;

The Texas Partnership will dissolve and its affairs will be wound up, if:

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the general partner withdraws and no successor is elected;

•

the general partner elects to dissolve the Texas Partnership and the election is approved by a majority of unitholders;

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there is an entry of a judicial decree for dissolution pursuant to the Delaware Act; or

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at any time there are no limited partners, unless the Delaware Partnership is continued without dissolution in accordance with the Delaware Act.

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there is an entry of a judicial decree for dissolution pursuant to the TBOC; or

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at any time there are no limited partners, unless the Texas Partnership is continued without dissolution in accordance with the TBOC.

Management

Delaware Partnership	Texas Partnership

The general partner will conduct, direct and manage all of the Delaware Partnership’s activities. Except as specifically granted in the Delaware Partnership Agreement, all management powers over the business and affairs of the Delaware Partnership will be exclusively vested in the general partner, and no limited partner or assignee will have any management power over the business and affairs of the Delaware Partnership. Subject to certain restrictions contained in the Delaware Partnership Agreement, the general partner has full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Delaware Partnership.

Common Unitholders of the Delaware Partnership have no right to elect the general partner or the board of directors of the general partner. The general partner has the right to appoint and replace the members of the board of directors, including all of its independent directors. In addition, the limited partners are limited in their ability to remove the general partner.

The general partner will conduct, direct and manage all of the Texas Partnership’s activities. Except as specifically granted in the Texas Partnership Agreement, all management powers over the business and affairs of the Texas Partnership will be exclusively vested in the general partner, and no limited partner or assignee will have any management power over the business and affairs of the Texas Partnership. Subject to certain restrictions contained in the Texas Partnership Agreement, the general partner has full power and authority to do all things and on such terms as it, in its sole discretion, may deem necessary or appropriate to conduct the business of the Texas Partnership.

Common Unitholders of the Texas Partnership have no right to elect the general partner or the board of directors of the general partner. The general partner has the right to appoint and replace the members of the board of directors, including all of its independent directors. In addition, the limited partners are limited in their ability to remove the general partner.

Issuance of Limited Partner Interests

Delaware Partnership	Texas Partnership
The Delaware Partnership may issue an unlimited number of additional limited partner interests, including securities senior to the Delaware Partnership’s Common Units, without the approval of existing unitholders.	The Texas Partnership may issue an unlimited number of additional limited partner interests, including securities senior to the Texas Partnership’s Common Units, without the approval of existing unitholders.

Transfer of Units; Status as a Limited Partner

Delaware Partnership	Texas Partnership

The Delaware Partnership shall not recognize any transfer of limited partner interests until (i) the certificates evidencing such interests are surrendered and (ii) following a notice to FERC, such certificates are accompanied by a duly executed transfer application and accompanying taxation certification.

Following a FERC notice, a transferee who has completed and delivered a transfer application pursuant to the Delaware Partnership Agreement is deemed to have:

•

requested admission as a substituted limited partner pursuant to the Delaware Partnership Agreement;

•

agreed to comply with and be bound by and to have executed the Delaware Partnership Agreement;

•

represented and warranted that such transferee has the right, power and authority and, if an individual, the capacity to enter into the Delaware Partnership Agreement;

•

granted the powers of attorney set forth in the Delaware Partnership Agreement; and

•

given the consents and approvals and made the waivers contained in the Delaware Partnership Agreement.

The Texas Partnership shall not recognize any transfer of limited partner interests until (i) the certificates evidencing such interests are surrendered and (ii) following a notice to FERC, such certificates are accompanied by a duly executed transfer application and accompanying taxation certification.

Following a FERC notice, a transferee who has completed and delivered a transfer application pursuant to the Texas Partnership Agreement is deemed to have:

•

requested admission as a substituted limited partner pursuant to the Texas Partnership Agreement;

•

agreed to comply with and be bound by and to have executed the Texas Partnership Agreement;

•

represented and warranted that such transferee has the right, power and authority and, if an individual, the capacity to enter into the Texas Partnership Agreement;

•

granted the powers of attorney set forth in the Texas Partnership Agreement; and

•

given the consents and approvals and made the waivers contained in the Texas Partnership Agreement.

Indemnification

Delaware Partnership	Texas Partnership

Under the Delaware Partnership Agreement, in most circumstances, the Delaware Partnership will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

•

its general partner;

•

any departing general partner;

•

any person who is or was an affiliate of its general partner or any departing general partner;

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any person who is or was a manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of the Delaware Partnership, its subsidiaries, its general partner, any departing general partner or any of their affiliates;

•

any person who is or was serving at the request of a general partner, any departing general partner or any of their respective affiliates as a manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of another person owing a fiduciary duty to the Delaware Partnership or its subsidiaries;

•

any person designated by its general partner.

Any indemnification under these provisions will only be out of the Delaware Partnership’s assets. Unless it otherwise agrees, the Delaware Partnership’s general partner will not be personally liable for, or have any obligation to contribute or lend funds or assets to the Delaware Partnership to enable the Delaware Partnership to effectuate, indemnification. The Delaware Partnership may purchase insurance against liabilities asserted against and expenses incurred by persons for its activities, regardless of whether it would have the power to indemnify the person against liabilities under the Delaware Partnership Agreement.

Under the Texas Partnership Agreement, in most circumstances, the Texas Partnership will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

•

its general partner;

•

any departing general partner;

•

any person who is or was an affiliate of its general partner or any departing general partner;

•

any person who is or was a manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of the Texas Partnership, its subsidiaries, its general partner, any departing general partner or any of their affiliates;

•

any person who is or was serving at the request of a general partner, any departing general partner or any of their respective affiliates as a manager, managing member, general partner, director, officer, employee, agent, fiduciary or trustee of another person owing a fiduciary duty to the Texas Partnership or its subsidiaries;

•

any person designated by its general partner.

Any indemnification under these provisions will only be out of the Texas Partnership’s assets. Unless it otherwise agrees, the Texas Partnership’s general partner will not be personally liable for, or have any obligation to contribute or lend funds or assets to the Texas Partnership to enable the Texas Partnership to effectuate, indemnification. The Texas Partnership may purchase insurance against liabilities asserted against and expenses incurred by persons for its activities, regardless of whether it would have the power to indemnify the person against liabilities under the Texas Partnership Agreement.

Meetings; Voting

Delaware Partnership	Texas Partnership

A special meeting of the limited partners may be called by the general partner or by the limited partners owning 20% or more of the outstanding securities of the Delaware Partnership of the class for which a meeting is proposed. Unitholders are entitled to vote on the following matters:

•

the sale or disposition of all or substantially all of the Delaware Partnership and its subsidiaries’ assets;

•

the election of a successor general partner following the withdrawal of the general partner;

•

an election to dissolve the Delaware Partnership by the general partner;

•

the continuation of the Delaware Partnership following dissolution of the Delaware Partnership, subject to the terms of the Delaware Partnership Agreement;

•

certain amendments of the Delaware Partnership Agreement; and

•

a merger agreement or a plan of conversion, subject to the terms of the Delaware Partnership Agreement.

Holders of more than 20% of any class of securities of the Delaware Partnership may not vote on any matter except for the general partner, its affiliates, their direct transferees and their indirect transferees approved by the general partner, or any other holder that acquired such securities with the prior approval of the general partner.

A special meeting of the limited partners may be called by the general partner or by the limited partners owning 20% or more of the outstanding securities of the Texas Partnership of the class for which a meeting is proposed.

Unitholders are entitled to vote on the following matters:

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the sale or disposition of all or substantially all of the Texas Partnership and its subsidiaries’ assets;

•

the election of a successor general partner following the withdrawal of the general partner;

•

an election to dissolve the Texas Partnership by the general partner;

•

the continuation of the Texas Partnership following dissolution of the Texas Partnership, subject to the terms of the Texas Partnership Agreement;

•

certain amendments of the Texas Partnership Agreement; and

•

a merger agreement or a plan of conversion, subject to the terms of the Texas Partnership Agreement.

Holders of more than 20% of any class of securities of the Texas Partnership may not vote on any matter except for the general partner, its affiliates, their direct transferees and their indirect transferees approved by the general partner, or any other holder that acquired such securities with the prior approval of the general partner.

Elimination of Fiduciary Duties

Delaware Partnership	Texas Partnership
Pursuant to the Delaware Partnership Agreement, default general partner fiduciary duties under state governing law are generally replaced with a requirement for the general partner to act in “good faith,” which is defined in the Delaware Partnership Agreement to mean the general partner’s reasonable belief that an action is in the best interest of the Delaware Partnership. With respect to certain other actions taken in its individual capacity, the general partner is permitted to act in its sole discretion with no duty to the limited partners.	Pursuant to the Texas Partnership Agreement, default general partner fiduciary duties under state governing law are generally replaced with a requirement for the general partner to act in “good faith,” which is defined in the Texas Partnership Agreement to mean the general partner’s reasonable belief that an action is in the best interest of the Texas Partnership. With respect to certain other actions taken in its individual capacity, the general partner is permitted to act in its sole discretion with no duty to the limited partners.

Exculpation of General Partner and Affiliated Persons

Delaware Partnership	Texas Partnership
The general partner and its officers and directors will not be liable for monetary damages to the Delaware Partnership for acts or omissions without a final and non-appealable judgment being entered into against the general partner for such acts or omissions or in circumstances involving acting in bad faith, with willful misconduct or with gross negligence.	The general partner and its officers and directors will not be liable for monetary damages to the Texas Partnership for acts or omissions without a final and non-appealable judgment being entered into against the general partner for such acts or omissions or in circumstances involving acting in bad faith, with willful misconduct or with gross negligence.

Conflicted Transaction Approvals

Delaware Partnership	Texas Partnership
Whenever a potential conflict of interest exists or arises between the general partner or any of its affiliates, on the one hand, and the Delaware Partnership, any of its affiliates, any partner or any assignee, on the other, any resolution or course of action by the general partner or its affiliates in respect of such conflict of interest shall be permitted and deemed approved by all partners, and shall not constitute a breach of the Delaware Partnership Agreement or of any agreement contemplated therein, or of any duty stated or implied by law or equity, if the resolution or course of action in respect of such conflict of interest is (i) approved by the Conflicts Committee, (ii) approved by the vote of a majority of the Common Units (excluding Common Units owned by the general partner and its affiliates), (iii) on terms no less favorable to the Delaware Partnership than those generally being provided to or available from unrelated third parties or (iv) fair and reasonable to the Delaware Partnership, taking into account the totality of the relationships between the parties involved.	Whenever a potential conflict of interest exists or arises between the general partner or any of its affiliates, on the one hand, and the Texas Partnership, any of its affiliates, any partner or any assignee, on the other, any resolution or course of action by the general partner or its affiliates in respect of such conflict of interest shall be permitted and deemed approved by all partners, and shall not constitute a breach of the Texas Partnership Agreement or of any agreement contemplated therein, or of any duty stated or implied by law or equity, if the resolution or course of action in respect of such conflict of interest is (i) approved by the Conflicts Committee, (ii) approved by the vote of a majority of the Common Units (excluding Common Units owned by the general partner and its affiliates), (iii) on terms no less favorable to the Texas Partnership than those generally being provided to or available from unrelated third parties or (iv) fair and reasonable to the Texas Partnership, taking into account the totality of the relationships between the parties involved.

Agreement of Limited Partnership of the Partnership Following the Redomiciliation

The Texas Partnership’s certificate of formation and the Texas Partnership Agreement, as currently in effect, are similar in substance to the Delaware Partnership’s certificate of limited partnership and the Delaware Partnership Agreement, which were in effect prior to the redomiciliation, except as necessary to accommodate differences between the laws of the two states.

The foregoing description of provisions of the Partnership’s Plan of Conversion, certificate of formation and the Texas Partnership Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, certificate of formation and the Texas Partnership Agreement, copies of which are filed as Exhibits 2.1, 3.1 and 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On or about the date of this Current Report on Form 8-K, the Partnership is filing with the Securities and Exchange Commission post-effective amendments to its registration statements for the purpose of expressly adopting those registration statements as its own, in accordance with Rule 414 of the Securities Act of 1933. Certain exhibits that are to be incorporated by reference into those registration statements, as amended by the post-effective amendments, have been filed with this Current Report on Form 8-K.

In connection with the completion of the redomiciliation and by operation of Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Delaware Partnership’s Common Units and Series I Preferred Units are deemed registered under Section 12(b) of the Exchange Act and the Texas Partnership has succeeded to the Delaware Partnership’s attributes as the registrant with respect thereto.

The Partnership is filing the risk factors attached hereto as Exhibit 99.1 for the purpose of updating the risk factor disclosures contained in its prior filings with the Securities and Exchange Commission, including those in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025. The updated risk factors are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1	Plan of Conversion of Energy Transfer LP, dated as of July 2, 2026

3.1	Certificate of Formation of Energy Transfer LP, dated as of July 6, 2026

3.2	Agreement of Limited Partnership of Energy Transfer LP, dated as of July 6, 2026

99.1	Risk Factors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER LP

By:	LE GP, LLC, its general partner

By:	/s/ Dylan A. Bramhall
Dylan A. Bramhall
Executive Vice President & Group Chief Financial Officer

Date: July 6, 2026